UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2015

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Cherokee Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2015 (the “Initial Form 8-K”). The Initial Form 8-K reported that, on October 13, 2015, the Company, FFS Holdings, LLC (“FFS”), the sole owner and holding company of Flip Flop Shops Franchise Company, LLC (“FFS Franchise Company”), and FFS Merger Sub LLC, a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub merged with and into FFS, with FFS continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). The Merger closed on October 13, 2015.

This Form 8-K/A is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and no other modification to the Initial Form 8-K is being made by this Form 8-K/A. The financial statements and information filed herewith should be read in conjunction with the Initial Form 8-K and this Form 8-K/A, and the information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

The description of the Merger Agreement set forth in this Form 8-K/A is not intended to be complete and is qualified in its entirety by the full text of the Merger Agreement, which will be filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of FFS Franchise Company as of December 31, 2014 and for the year then ended, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of FFS Franchise Company as of June 30, 2015 and for the six months ended June 30, 2015 and 2014, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and FFS Franchise Company as of August 1, 2015 and for the year ended January 31, 2015 and the six months ended August 1, 2015, and the notes related thereto, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Independent Auditor of Flip Flop Shops Franchise Company, LLC.

99.1*

Audited Financial Statements (Restated) of Flip Flop Shops Franchise Company, LLC, consisting of the following: (i) Independent Auditor’s Report; (ii) Balance Sheet (Restated) as of December 31, 2014; (iii) Statement of Income and Member’s Capital (Restated) for the year ended December 31, 2014; (iv) Statement of Cash Flows (Restated) for the year ended December 31, 2014; and (v) Notes to Audited Financial Statements (Restated).

99.2*

Unaudited Financial Statements (Restated) of Flip Flop Shops Franchise Company, LLC, consisting of the following: (i) Balance Sheets (Restated) as of June 30, 2015 and December 31, 2014; (ii) Statements of Income and Member’s Capital (Restated) for the six months ended June 30, 2015 and 2014; (iii) Statements of Cash Flows (Restated) for the six months ended June 30, 2015 and 2014; and (iv) Notes to Unaudited Financial Statements (Restated).

99.3*

Unaudited Pro Forma Financial Information of Cherokee Inc., consisting of the following: (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of August 1, 2015; (ii) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended January 31, 2015; (iii) Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended August 1, 2015; and (iv) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

December 9, 2015	By:	/s/ Jason Boling
Jason Boling
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Independent Auditors.

99.1*

Audited Financial Statements (Restated) of Flip Flop Shops Franchise Company, LLC for the year ended December 31, 2014, consisting of the following: (i) Independent Auditor’s Report; (ii) Balance Sheet (Restated) as of December 31, 2014; (iii) Statement of Income and Member’s Capital (Restated) for the year ended December 31, 2014; (iv) Statement of Cash Flows (Restated) for the year ended December 31, 2014; and (v) Notes to Audited Financial Statements (Restated).

99.2*

Unaudited Financial Statements (Restated) of Flip Flop Shops Franchise Company, LLC for the six months ended June 30, 2015 and 2014, consisting of the following: (i) Balance Sheets (Restated) as of June 30, 2015 and 2014; (ii) Statements of Income and Member’s Capital (Restated) for the six months ended June 30, 2015 and 2014; (iii) Statements of Cash Flows (Restated) for the six months ended June 30, 2015 and 2014; and (iv) Notes to Unaudited Financial Statements (Restated).

99.3*

Unaudited Pro Forma Financial Information of Cherokee Inc., consisting of the following: (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of August 1, 2015; (ii) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended January 31, 2015; (iii) Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended August 1, 2015; and (iv) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

* Filed herewith.